Note 1 - Summary of Significant Accounting Policies: Revenue Recognition (Policies)	9 Months Ended
Sep. 30, 2012
Policies
Revenue Recognition

REVENUE RECOGNITION

Within our operations as a whole, including those operations now classified as discontinued operations, we derive revenues from the sale of packaged software products, product support and multiple element arrangements that may include any combination of these items. We recognize software revenue for software products and related services in accordance with ASC 985-605, Software Revenue Recognition. We recognize revenue when persuasive evidence of an arrangement exists (generally a purchase order), we have delivered the product, the fee is fixed or determinable and collectability is probable.

In some situations, we receive advance payments from our customers. We defer revenue associated with these advance payments until we ship the products or offer the support. During the quarter ended March 31, 2012, we received an advance payment of $15,000 as part of an amended licensing agreement with a certain publisher whom sells our FormTool® product line. The advanced payment was to be applied against future royalties owed to us by the publisher for sales generated from the FormTool® product line. During the nine months ended September 30, 2012, sales exceeded the royalty advance payment of $15,000; and therefore, the deferred revenue has been fully recognized. Finally, the amended licensing agreement also extended the initial term of the agreement by three years.